Supplement to the May 1, 2010 Prospectus, as supplemented,
                       for the following products:

                      Spinnaker Variable Annuity
                   Spinnaker Advisor Variable Annuity

                   Supplement dated November 12, 2010


DWS Variable Series II:  DWS Global Thematic VIP
Effective July 1, 2010, Global Thematic Partners, LLC ("GTP") was appointed to serve as investment sub-advisor to the DWS Global Thematic VIP portfolio pursuant to a sub-advisory agreement between Deutsche Investment Management Americas Inc. and GTP.

DWS Variable Series I:  DWS Balanced VIP
Effective August 1, 2010, QS Investors, LLC ("QS Investors") was appointed to serve as investment sub-advisor to the DWS Balanced VIP portfolio pursuant to a sub-advisory agreement between Deutsche Investment Management Americas Inc. and QS Investors.